UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 2, 2021

Switchback II Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39863	98-1564143
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5949 Sherry Lane, Suite 1010 Dallas, TX	75225
(Address of principal executive offices)	(Zip Code)

(972) 514-9535

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-fifth of one warrant	SWBK.U	The New York Stock Exchange
Class A common stock, par value $0.0001 per share	SWBK	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	SWBK.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 2, 2021, Switchback II Corporation, a Cayman Islands exempted company (the “Company” or “Switchback”), convened an extraordinary general meeting (the “Meeting”). At the Meeting, the Company’s shareholders voted on the proposals set forth below, each of which is described in greater detail in the definitive proxy statement/prospectus (File No. 333-256187) filed by Bird Global, Inc., a Delaware corporation (“Bird Holdings”) and wholly owned direct subsidiary of Bird Rides, Inc., a Delaware corporation (“Bird”), with the U.S. Securities and Exchange Commission (the “SEC”) on October 7, 2021.

There were 39,531,250 ordinary shares issued and outstanding on August 16, 2021, the record date (the “Record Date”) for the Meeting. At the Meeting, there were 31,290,248 shares present in person, online or represented by proxy, representing approximately 79.15% of the total outstanding ordinary shares of the Company as of the Record Date, which constituted a quorum.

A summary of the voting results for each proposal is set forth below.

The Business Combination Proposals

The shareholders approved the Business Combination (as defined below) and approved and adopted the Business Combination Agreement, dated as of May 11, 2021 (the “Business Combination Agreement”), by and among Switchback, Maverick Merger Sub Inc., a Delaware corporation and a direct wholly owned subsidiary of Switchback (“Merger Sub”), Bird and Bird Holdings, pursuant to which the Business Combination will be effected in two steps: (i) subject to approval by special resolution, Switchback will reincorporate to the State of Delaware by merging with and into Bird Holdings (the “Domestication Merger”), with Bird Holdings surviving the Domestication Merger as a publicly traded entity (such surviving entity, “New Bird,” and the time at which the Domestication Merger becomes effective, the “Domestication Merger Effective Time”) and becoming the sole owner of Merger Sub (the “Domestication Merger Proposal”); and (ii) subject to approval by ordinary resolution, at least one business day, but no more than two business days, following the closing of the Domestication Merger, Merger Sub will merge with and into Bird (the “Acquisition Merger” and, together with the Domestication Merger and all other transactions contemplated by the Business Combination Agreement, the “Business Combination”), with Bird surviving the Acquisition Merger as a wholly owned subsidiary of New Bird (the “Acquisition Merger Proposal”). The voting results were as follows:

Proposal No. 1A – The Domestication Merger Proposal

Votes For	Votes Against	Abstentions
29,877,030	681,465	731,753

Proposal No. 1B – The Acquisition Merger Proposal

Votes For	Votes Against	Abstentions
29,877,030	681,965	731,253

Proposal No. 2 – The Organizational Documents Proposal

The shareholders approved by special resolution the proposed certificate of incorporation (the “Proposed Certificate of Incorporation”) and the proposed bylaws (the “Proposed Bylaws” and, together with the Proposed Certificate of Incorporation, the “Proposed Organizational Documents”) of New Bird, which will take effect at the Domestication Merger Effective Time. The voting results were as follows:

Votes For	Votes Against	Abstentions
29,876,925	682,065	731,258

The Advisory Organizational Documents Proposals

The shareholders approved, on a non-binding advisory basis, by ordinary resolution the following governance provisions in the Proposed Organizational Documents, which were presented separately in accordance with SEC guidance to give shareholders the opportunity to present their separate views on important corporate governance provisions:

Proposal No. 3A – The Authorized Shares Proposal

The shareholders approved, on a non-binding advisory basis, by ordinary resolution the change in the authorized share capital of the Company from (a) 500,000,000 Class A ordinary shares, par value $0.0001 per share, of Switchback, 50,000,000 Class B ordinary shares, par value $0.0001, of Switchback and 5,000,000 preference shares, par value $0.0001 per share, of Switchback to (b) 1,000,000,000 shares of Class A common stock, par value $0.0001, of New Bird (the “New Bird Class A Common Stock”), 10,000,000 shares of Class B common stock, par value $0.0001 per share, of New Bird, 50,000,000 shares of Class X Common Stock, par value $0.0001, of New Bird (the “New Bird Class X Common Stock”) and 100,000,000 shares of preferred stock, par value $0.0001 per share, of New Bird (the “New Bird Preferred Stock”). The voting results were as follows:

Votes For	Votes Against	Abstentions
27,905,912	2,452,283	932,053

Proposal No. 3B – The Voting Power Proposal

The shareholders approved, on a non-binding advisory basis, by ordinary resolution a provision in the Proposed Organizational Documents, providing that holders of New Bird Class A Common Stock will be entitled to cast one vote per share, and holders New Bird Class X Common Stock will be entitled to cast 20 votes per share on each matter properly submitted to the stockholders entitled to vote, until the earlier of (such date, the “Sunset Date”) (a) the date Travis VanderZanden is neither a senior executive officer nor a director of New Bird and (b) the date on which the holders of New Bird Class X Common Stock as of the effective time of the Acquisition Merger have sold more than 75% of their shares, other than certain permitted transfers specified in the Proposed Certificate of Incorporation. Upon the occurrence of such event, each share of New Bird Class X Common Stock will automatically convert into one share of New Bird Class A Common Stock. Additionally, shares of New Bird Class X Common Stock will automatically convert into shares of New Bird Class A Common Stock upon a transfer of the New Bird Class X Common Stock, other than certain permitted transfers specified in the Proposed Certificate of Incorporation. The voting results were as follows:

Votes For	Votes Against	Abstentions
27,280,723	3,052,142	957,383

Proposal No. 3C – The Director Removal Proposal

The shareholders approved, on a non-binding advisory basis, by ordinary resolution that, subject to the rights of any holder of New Bird Preferred Stock, (a) until the Sunset Date, directors on the board of directors of New Bird (the “New Bird Board”) may be removed from office with or without cause and (b) following the Sunset Date, directors on the New Bird Board may only be removed for cause, in each case, by the affirmative vote of the holders of at least a majority of the voting power of then-outstanding shares entitled to vote in the election of directors, voting together as a single class. The voting results were as follows:

Votes For	Votes Against	Abstentions
27,297,499	3,055,396	937,353

Proposal No. 3D – The Adoption of Supermajority Vote Requirement to Amend the Proposed Organizational Documents Proposal

The shareholders approved, on a non-binding advisory basis, by ordinary resolution that the affirmative vote of at least two-thirds of the voting power of the outstanding shares be required to (a) adopt, amend or repeal the Proposed Bylaws and to (b) amend, alter, repeal or rescind Articles V(B), VI, VII, VIII, IX, X, XI or XII of the Proposed Certificate of Incorporation. The voting results were as follows:

Votes For	Votes Against	Abstentions
27,665,283	2,668,114	956,851

Proposal No. 3E – The Exclusive Forum Provision Proposal

The shareholders approved, on a non-binding advisory basis, by ordinary resolution the adoption of the Court of Chancery of the State of Delaware (or, in the event that the Court of Chancery does not have jurisdiction, the federal district court for the District of Delaware or other state courts of the State of Delaware) and any appellate court thereof, as the sole and exclusive forum for the following types of actions or proceedings under Delaware statutory or common law: (a) any derivative action, suit or proceeding brought on behalf of New Bird; (b) any action, suit or proceeding asserting a claim of breach of a fiduciary duty owed by any director, officer or stockholder of New Bird to New Bird or to New Bird’s stockholders; (c) any action, suit or proceeding arising pursuant to any provision of the Delaware General Corporation Law (the “DGCL”) or the Proposed Bylaws or Proposed Certificate of Incorporation (as either may be amended from time to time); (d) any action, suit or proceeding as to which the DGCL confers jurisdiction on the Court of Chancery; and (e) any action, suit or proceeding asserting a claim against New Bird or any current or former director, officer or stockholder governed by the internal affairs doctrine. If any action the subject matter of which is within the scope of the immediately preceding sentence is filed in a court other than the courts in the State of Delaware (a “Foreign Action”) in the name of any stockholder, such stockholder will be deemed to have consented to (a) the personal jurisdiction of the state and federal courts in the State of Delaware in connection with any action brought in any such court to enforce the provisions of the immediately preceding sentence and (b) having service of process made upon such stockholder in any such action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder. Such exclusive forum provision will not apply to suits brought to enforce a duty or liability created by the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended, or any other claim for which the federal courts have exclusive jurisdiction. Unless New Bird consents in writing to the selection of an alternative forum, to the fullest extent permitted by law, the federal district courts of the United States of America will be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act. The voting results were as follows:

Votes For	Votes Against	Abstentions
28,409,300	1,949,495	931,453

Proposal No. 3F – The Action by Written Consent of Stockholders Proposal

The shareholders approved, on a non-binding advisory basis, by ordinary resolution that, subject to the rights of any holders of New Bird Preferred Stock then-outstanding, any action required or permitted to be taken by New Bird’s stockholders (a) may be effected by written consent of the stockholders until the Sunset Date and (b) following the Sunset Date, must be effected at a duly called annual or special meeting of such stockholders and may not be effected by written consent of the stockholders. The voting results were as follows:

Votes For	Votes Against	Abstentions
27,243,786	3,087,409	959,053

Proposal No. 3G – The Corporate Name Proposal

The shareholders approved, on a non-binding advisory basis, by ordinary resolution providing that the name of the company is “Bird Global, Inc.” The voting results were as follows:

Votes For	Votes Against	Abstentions
29,269,772	1,085,260	935,216

Proposal No. 3H – The Perpetual Existence Proposal

The shareholders approved, on a non-binding advisory basis, by ordinary resolution making New Bird’s corporate existence perpetual. The voting results were as follows:

Votes For	Votes Against	Abstentions
29,279,862	1,075,778	934,608

Proposal No. 3I – The Provisions Related to Status as a Blank Check Company Proposal

The shareholders approved, on a non-binding advisory basis, by ordinary resolution removing provisions related to Switchback’s status as a blank check company, which will no longer apply upon consummation of the Business Combination, as Switchback will cease to be a blank check company at such time. The voting results were as follows:

Votes For	Votes Against	Abstentions
29,282,700	1,075,880	931,668

Proposal No. 4 – The NYSE Proposal

The shareholders approved by ordinary resolution, for purposes of complying with applicable listing rules of the New York Stock Exchange, (a) the issuance of up to an aggregate of 230,907,064 shares of New Bird Class A Common Stock and 39,092,936 shares of New Bird Class X Common Stock in connection with the Acquisition Merger and (b) the issuance and sale of 16,000,000 shares of New Bird Class A Common Stock in a private offering of securities to certain investors in connection with the Acquisition Merger, which will occur substantially concurrently with, and is contingent upon, the consummation of the Acquisition Merger. The voting results were as follows:

Votes For	Votes Against	Abstentions
29,870,264	688,541	731,443

Proposal No. 5 – The 2021 Plan Proposal

The shareholders approved and adopted by ordinary resolution the Bird Global, Inc. 2021 Incentive Award Plan and material terms thereunder. The voting results were as follows:

Votes For	Votes Against	Abstentions
29,772,899	784,441	732,908

Proposal No. 6 – The ESPP Proposal

The shareholders approved and adopted by ordinary resolution the Bird Global, Inc. 2021 Employee Stock Purchase Plan and material terms thereunder. The voting results were as follows:

Votes For	Votes Against	Abstentions
29,866,322	690,958	732,968

Proposal No. 7 – The Adjournment Proposal

The shareholders approved by ordinary resolution adjournment of the extraordinary general meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other proposals in the proxy statement. The voting results were as follows:

Votes For	Votes Against	Abstentions
28,858,109	1,696,458	735,681

Item 8.01. Other Events.

Shareholders holding 21,250,179 of the Company’s ordinary shares exercised their right to redeem such shares for a pro rata portion of the funds in the Company’s trust account (“Trust Account”). As a result, approximately $212,515,251.54 (or approximately $10.00 per share) will be removed from the Trust Account to pay such holders.

On November 2, 2021, the Company issued a press release announcing the results of the Meeting and the closing mechanics of the Business Combination, including the timing of the separation of the units of the Company. A copy of the press release is filed as Exhibit 99.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Exhibit

99.1	Press Release, dated November 2, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SWITCHBACK II CORPORATION

Date: November 2, 2021	By:	/s/ Jim Mutrie
	Name:	Jim Mutrie
	Title:	Co-Chief Executive Officer